                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 6, 1998

                          BOLT TECHNOLOGY CORPORATION
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-10723

       CONNECTICUT                                            06-0773922
(STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
OF INCORPORATION)                                     IDENTIFICATON NO.)

                                FOUR DUKE PLACE
                           NORWALK, CONNECTICUT 06854
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)

                                 (203) 853-0700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                                      (1)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On November 14, 1997, Bolt Technology Corporation, (the "Registrant"), a Connecticut Corporation, entered into an asset purchase agreement with Custom Products Corporation of North Haven, Connecticut, pursuant to which the Registrant agreed to purchase substantially all of the assets of Custom Products Corporation. Custom Products Corporation is a privately held manufacturer of miniature precision mechanical and pneumatic slip clutches sold under the "Polyclutch" trade name. In order to facilitate the acquisition, the Registrant formed a wholly-owned subsidiary which will assume the Custom Products Corporation name.

On January 6, 1998, the purchase was completed. In consideration of the purchase of the assets of Custom Products Corporation, the Registrant delivered to the seller (i) $4,971,457 in cash; (ii) 135,000 shares of common stock of the Registrant valued at $880,875 and (iii) contingent cash payments. Such payments could total $4,000,000 and are dependent on annual increases in the net sales of Custom Products Corporation for the period January 1, 1998 to December 31, 2003.

In connection with the purchase, the Registrant established a $3,500,000 unsecured line of credit with Fleet National Bank. The term of the loan, which bears interest at the prime rate, is five years. The Registrant borrowed $800,000 under the credit line for the purchase of Custom Products Corporation.

The principal tangible assets related to the Custom Products operation acquired by the Registrant include (i) cash; (ii) accounts receivable; (iii) machinery and equipment and (iv) a lease for property located in North Haven, Connecticut. The liabilities assumed include (i) accounts payable; (ii) certain accrued liabilities and (iii) a note payable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements.

As of the date of filing this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after January 21, 1998.

(b)  Pro Forma Financial Information.

As of the date of filing this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after January 21, 1998.


                                      (2)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. (CONT'D.)

(c)  Exhibits.

2.1 Asset Purchase Agreement dated as of November 14, 1997, by and among Bolt Technology Corporation and Gerald Shaff and Carole Shaff.

4.1 Commercial Revolving Loan and Security Agreement dated January 5, 1998 by and between Bolt Technology Corporation and Fleet National Bank.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BOLT TECHNOLOGY CORPORATION

                                 By:  /s/ Raymond M. Soto
                                      -------------------
                                          Raymond M. Soto
                                      President and Chief Executive Officer



January 14, 1998



                                      (3)